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                                                                      EXHIBIT 99

                             JOINT FILER INFORMATION





Name:                                  Strand Advisors, Inc.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75201

Designated Filer:                      Highland Capital Management, L.P.

Issuer and Ticker Symbol:              Gary Television, Inc (NYSE: GRN)

Date of Event Requiring Statement:     August 4, 2006

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                         Person

Signature:                             STRAND ADVISORS, INC.

                                       By:    /s/ James Dondero
                                              -------------------------------
                                       Name:  James Dondero
                                       Title: President
                                       Date:  November 15, 2006

                             JOINT FILER INFORMATION





Name:                                  James Dondero


Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75201

Designated Filer:                      Highland Capital Management, L.P.

Issuer and Ticker Symbol:              Gary Television, Inc (NYSE: GRN)

Date of Event Requiring Statement:     August 4, 2006

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                         Person

Signature:                             JAMES DONDERO

                                       By:    /s/ James Dondero
                                              -------------------------------
                                       Name:  James Dondero
                                       Date:  November 15, 2006

                             JOINT FILER INFORMATION





Name:                                  Highland Credit Strategies Fund


Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75201

Designated Filer:                      Highland Capital Management, L.P.

Issuer and Ticker Symbol:              Gary Television, Inc (NYSE: GRN)

Date of Event Requiring Statement:     August 4, 2006

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                         Person

Signature:                             HIGHLAND CREDIT STRATEGIES FUND

                                       By:    /s/ James Dondero
                                              -------------------------------
                                       Name:  James Dondero
                                       Title: President
                                       Date:  November 15, 2006